Dreyfus
Premier NexTech
Fund

SEMIANNUAL REPORT October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                                   NexTech Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier NexTech Fund covers the period from May 1, 2001 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's primary portfolio manager, Mark Herskovitz.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that the investment environment will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Premier NexTech Fund perform relative to its benchmark?

For the six-month period ended October 31, 2001, the fund produced a total return of -31.70% for its Class A shares, -31.92% for its Class B shares, -31.92% for its Class C shares, and -31.87% for its Class T shares.(1) In comparison, the fund's benchmark, the Nasdaq Composite Index, produced a total return of -20.00% for the same period.(2)

Most technology stocks continued to fall to lower valuations during the reporting period after reaching their peak in March 2000. In addition, business fundamentals for many of these companies remained weak as the U.S. economy slowed, reducing demand for their products and services. We attribute the fund's lagging performance relative to its benchmark to the fund's focus on small, young companies that we believe have the potential to become tomorrow's leaders but have recently been battered by negative investor sentiment.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, the fund invests primarily in stocks of growth companies that we believe have or will have the potential to become leading producers or beneficiaries of technological innovation. The fund generally holds between 30 and 40 securities in specialized technology sectors and has no restrictions on the size of the companies in which it can invest.

Among the specific high-tech sectors we currently evaluate for the fund are optical communications equipment and components, wired and wireless communications services, equipment and component suppliers, data storage devices and networks, computer hardware and software and semiconductors, semicapital equipment and biotechnology. The fund also seeks to participate in the initial public offerings of companies in these sectors. Some companies whose shares are pur-

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

chased during an IPO will likely be sold shortly after their purchase. In addition, we may invest up to 25% of the fund's assets in foreign securities and up to an aggregate of 10% of its assets in private equity securities of venture capital companies and in venture capital funds.

When choosing investments, we look for emerging technology sectors that we believe may outperform on a relative scale. Although we look for companies that we believe have the potential for good earnings growth rates, some of the fund's investments may be in companies that are currently experiencing losses.

What other factors influenced the fund's performance?

The fund's performance was adversely affected throughout the reporting period by a weakening U.S. economy and deteriorating investor sentiment.

When the reporting period began, economic growth in the U.S. had already slowed to a virtual standstill. As a result, businesses were faced with the likelihood that their revenues and profits would miss their growth targets, and many companies continued to reduce or delay capital expenditures on new technologies. This sharp falloff in demand left many technology and telecommunications companies with high levels of unsold inventories amid slow sales.

The September 11 terrorist attacks worsened an already weak business environment. Businesses and consumers stopped spending in the newly uncertain political climate, and investors' concerns about lower demand for new technologies intensified.

As of the end of the reporting period, however, we have begun to detect signs that the business environment may be stabilizing. For example, wireless communications providers have reported subscriber gains, semiconductor inventories have reached relatively low levels and some large technology companies have seen modest increases in demand.

What is the fund's current strategy?

We have positioned the fund for what we see as the early stages of an economic recovery. Because semiconductor manufacturers have his-

torically been among the first to benefit in a rebound, we have currently increased the fund' s exposure to these companies as well as to makers of semiconductor manufacturing equipment. In our view, the future prospects of these companies should be helped by the move to smaller circuits, larger wafers and new materials for the next generation of semiconductors.

We have also identified what we believe are attractive opportunities among video-on-demand providers, an old idea whose time we believe has finally come now that communications networks have the capacity to accommodate high volumes of data. We also remain optimistic about the prospects of certain leading electronic game manufacturers and online auction houses.

Finally, we have created a more diversified portfolio for the fund. As of October 31, 2001, the fund contained 37 names, and we currently expect to add more over time. This increase has enabled us to reduce our focus on communications-related stocks and diversify into other promising areas, such as biotechnology, that we believe can lead to the next generation of products and services. In the meantime, investors should understand that market volatility is likely to continue, requiring patience and a long-term perspective as we attempt to navigate through this difficult period.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
     PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: BLOOMBERG L.P. -- THE NASDAQ COMPOSITE INDEX MEASURES THE MARKET VALUE OF ALL THE DOMESTIC AND FOREIGN COMMON STOCKS LISTED ON THE NASDAQ STOCK MARKET. PRICE CHANGES IN EACH SECURITY AFFECT EITHER A RISE OR FALL IN THE INDEX, IN PROPORTION TO THE SECURITY'S MARKET VALUE. THE MARKET VALUE -- THE LAST SALE PRICE MULTIPLIED BY TOTAL SHARES OUTSTANDING -- IS CALCULATED CONTINUALLY THROUGHOUT THE DAY. THE INDEX INCLUDES THE SECURITIES OF MORE THAN 5,300 COMPANIES REPRESENTING A WIDE ARRAY OF INDUSTRIES.

                                                             The Fund



STATEMENT OF INVESTMENTS

October 31, 2001 (Unaudited)



COMMON STOCKS--89.1%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--6.9%

Celgene                                                                                         100,000  (a)           3,292,000

Genentech                                                                                        65,000  (a)           3,396,250

                                                                                                                       6,688,250

DATA STORAGE--7.0%

Brocade Communications Systems                                                                  100,000  (a)           2,455,000

Emulex                                                                                          100,000  (a)           2,368,000

QLogic                                                                                           50,000  (a)           1,967,500

                                                                                                                       6,790,500

HARDWARE--5.7%

Concurrent Computer                                                                             150,000  (a)           1,761,000

Power Integrations                                                                               84,500  (a)           1,944,345

SeaChange International                                                                          75,000  (a)           1,845,000

                                                                                                                       5,550,345

INTERNET--5.9%

eBay                                                                                             70,000  (a)           3,673,600

WebEx Communications                                                                             65,000  (a,b)         2,002,000

                                                                                                                       5,675,600

SEMICONDUCTORS--23.6%

ARM Holdings, ADR                                                                               300,000  (a)           4,620,000

Genesis Microchip                                                                                56,000  (a,b)         2,587,760

GlobeSpan                                                                                       135,000  (a)           1,614,600

Integrated Circuit Systems                                                                      135,000  (a)           2,296,350

Microchip Technology                                                                            130,000  (a)           4,058,600

NVIDIA                                                                                           60,000  (a)           2,571,600

PMC-Sierra                                                                                      150,000  (a)           2,434,500

Xilinx                                                                                           85,000  (a)           2,585,700

                                                                                                                      22,769,110

SEMICONDUCTOR EQUIPMENT--12.8%

Amkor Technology                                                                                220,000  (a)           2,739,000

ASM Lithography Holding                                                                         200,000  (a)           2,876,000

KLA-Tencor                                                                                      100,000  (a)           4,086,000



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT (CONTINUED)

LTX                                                                                              30,000  (a)             493,800

Novellus Systems                                                                                 65,000  (a)           2,146,950

                                                                                                                      12,341,750

SOFTWARE--18.8%

Adobe Systems                                                                                    50,000                1,320,000

BEA Systems                                                                                     200,000  (a)           2,428,000

Check Point Software Technologies                                                                70,000  (a)           2,066,400

Comverse Technology                                                                             182,500  (a)           3,432,825

Electronic Arts                                                                                  50,000  (a)           2,573,000

I-many                                                                                          365,000  (a)           2,124,300

Mercury Interactive                                                                              40,000  (a)             952,800

Network Associates                                                                              170,000  (a)           3,264,000

                                                                                                                      18,161,325

TELECOMMUNICATION EQUIPMENT--8.4%

Finisar                                                                                         325,000  (a)           2,541,500

Qualcomm                                                                                         27,500  (a)           1,350,800

RF Micro Devices                                                                                150,000  (a)           3,066,000

UTStarcom                                                                                        50,000  (a)           1,174,000

                                                                                                                       8,132,300

TOTAL COMMON STOCKS

   (cost $101,693,125)                                                                                                86,109,180
-----------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--4.6%
-----------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT;

AXSUN Technologies Ser. C, Conv.

   (cost $5,000,000)                                                                            428,449  (d)           4,498,715
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

CORPORATE BONDS--.7%                                                                         Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT;

Kestrel Solutions, Conv.Sub.Notes,

  5.50%, 7/15/2005

   (cost $4,000,000)                                                                          4,000,000  (c)             700,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--8.1%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   2.50%, 11/15/2001                                                                          3,256,000                3,253,232

   2.20%, 11/23/2001                                                                          1,722,000                1,719,727

   2.51%, 11/29/2001                                                                          1,798,000                1,795,051

   2.13%, 12/13/2001                                                                            449,000                  447,936

   2.05%, 12/20/2001                                                                            582,000                  580,411

TOTAL SHORT-TERM INVESTMENTS

   (cost $7,795,264)                                                                                                   7,796,357
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $118,488,389)                                                            102.5%               99,104,252

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.5%)              (2,422,712)

NET ASSETS                                                                                       100.0%               96,681,540

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THIS  SECURITY  IS ON LOAN.  AT OCTOBER 31,  2001,  THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $4,589,760  AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $4,665,000.

(C)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE SOLD IN TRANSACTIONS  EXEMPT FROM  REGISTRATION,
     NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT OCTOBER 31,  2001,  THIS
     SECURITY AMOUNTED TO $700,000 OR APPROXIMATELY .7% OF NET ASSETS.

(D)  SECURITY RESTRICTED TO PUBLIC RESALE:






                                                                                                 Net
                                                   Acquisition               Purchase            Assets
                                                   Date                      Price ($)           (%)            Valuation ($)((+))
------------------------------------------------------------------------------------------------------------------------------------
AXSUN Technologies
     Ser. C, Conv.                                 1/3/2001                  $11.67               4.6%           $10.50 per share

((+))THE VALUATION OF THIS SECURITY HAS BEEN  DETERMINED IN GOOD FAITH UNDER THE
     DIRECTION OF THE BOARD OF TRUSTEES.



SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  118,488,389  99,104,252

Cash                                                                     34,933

Collateral for securities loaned--Note 1(c)                           4,665,000

Receivable for shares of Beneficial Interest subscribed                 126,252

Interest receivable                                                      76,477

Prepaid expenses and other assets                                        42,090

                                                                    104,049,004
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           218,830

Liability for securities loaned--Note 1(c)                            4,665,000

Payable for investment securities purchased                           2,116,702

Payable for shares of Beneficial Interest redeemed                      237,993

Accrued expenses and other liabilities                                  128,939

                                                                      7,367,464
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       96,681,540
-------------------------------------------------------------------------------

COMPOSITON OF NET ASSETS ($):

Paid-in capital                                                     356,287,588

Accumulated investment (loss)                                         (910,121)

Accumulated net realized gain (loss) on
  investments and securities sold short                           (239,311,790)

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4(b)                         (19,384,137)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       96,681,540

NET ASSET VALUE PER SHARE


                                                           Class A             Class B            Class C              Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           32,896,735          45,190,580         16,016,337           2,577,888

Shares Outstanding                                        8,120,031          11,283,269          3,996,741             638,453
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                  4.05               4.01                4.01               4.04



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:
Interest                                                               457,523

Cash dividends                                                           2,875

TOTAL INCOME                                                           460,398

EXPENSES:

Management fee--Note 3(a)                                              583,602

Shareholder servicing costs--Note 3(c)                                 390,231

Distribution fees--Note 3(b)                                           294,361

Registration fees                                                       40,803

Professional fees                                                       24,032

Prospectus and shareholders' reports                                    23,625

Custodian fees--Note 3(c)                                               13,299

Miscellaneous                                                              566

TOTAL EXPENSES                                                       1,370,519

INVESTMENT (LOSS)                                                     (910,121)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                (37,186,914)

  Short sale transactions                                              336,369

NET REALIZED GAIN (LOSS)                                           (36,850,545)

Net unrealized appreciation (depreciation) on investments          (13,792,443)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (50,642,988)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (51,553,109)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2001          Year Ended
                                              (Unaudited)      April 30, 2001(a)
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (910,121)          (2,520,042)

Net realized gain (loss) on investments      (36,850,545)        (202,461,245)

Net unrealized appreciation
   (depreciation) on investments             (13,792,443)          (5,591,694)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (51,553,109)        (210,572,981)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 11,881,139         188,539,348

Class B shares                                  3,688,633         178,165,424

Class C shares                                    994,230          71,847,011

Class T shares                                    380,362          11,027,439

Cost of shares redeemed:

Class A shares                                (24,420,505)        (45,064,414)

Class B shares                                 (6,911,299)        (16,725,126)

Class C shares                                 (3,417,772)         (9,230,708)

Class T shares                                   (302,389)         (1,743,743)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS           (18,107,601)        376,815,231

TOTAL INCREASE (DECREASE) IN NET ASSETS       (69,660,710)        166,242,250
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           166,342,250             100,000

END OF PERIOD                                  96,681,540         166,342,250

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended

                                         October 31, 2001          Year Ended

                                              (Unaudited)    April 30, 2001(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                     2,451,362           16,419,876

Shares redeemed                                (5,177,357)          (5,575,850)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,725,995)          10,844,026
--------------------------------------------------------------------------------

CLASS B

Shares sold                                       724,874           14,186,305

Shares redeemed                                (1,553,867)          (2,076,043)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (828,993)          12,110,262
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       198,392            5,698,924

Shares redeemed                                  (748,752)          (1,153,823)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (550,360)           4,545,101
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        67,007              860,482

Shares redeemed                                   (65,457)            (225,579)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,550              634,903

(A)  FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal period indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                            Six Months Ended
                                            October 31, 2001         Year Ended
CLASS A SHARES                                   (Unaudited)   April 30, 2001(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                   5.94             12.50

Investment Operations:

Investment (loss) (b)                                  (.35)             (.06)

Net realized and unrealized gain
   (loss) on investments                              (1.54)            (6.50)

Total from Investment Operations                      (1.89)            (6.56)

Net asset value, end of period                         4.05              5.94
-------------------------------------------------------------------------------

TOTAL RETURN (%) (C,D)                               (31.70)           (52.56)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%)

Ratio of expenses to average net assets (d)             .86              1.72

Ratio of investment (loss)

   to average net assets (d)                           (.49)             (.62)

   Portfolio Turnover Rate (d)                        70.93             374.55
-------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                32,897            64,380

(A) FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (Unaudited) (CONTINUED)

                                            Six Months Ended
                                            October 31, 2001        Year Ended
CLASS B SHARES                                   (Unaudited)  April 30, 2001(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    5.89            12.50

Investment Operations:

Investment (loss) (b)                                   (.05)            (.13)

Net realized and unrealized gain
   (loss) on investments                               (1.83)           (6.48)

Total from Investment Operations                       (1.88)           (6.61)

Net asset value, end of period                          4.01             5.89
-------------------------------------------------------------------------------

TOTAL RETURN (%) (C,D)                                (31.92)          (52.88)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%)

Ratio of expenses to average net assets (d)             1.23             2.37

Ratio of investment (loss)

   to average net assets (d)                            (.86)           (1.28)

Portfolio Turnover Rate (d)                            70.93           374.55
-------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                 45,191           71,381

(A) FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                            Six Months Ended
                                            October 31, 2001        Year Ended
CLASS C SHARES                                   (Unaudited)  April 30, 2001(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    5.90            12.50

Investment Operations:

Investment (loss) (b)                                   (.02)            (.13)

Net realized and unrealized gain
   (loss) on investments                               (1.87)           (6.47)

Total from Investment Operations                       (1.89)           (6.60)

Net asset value, end of period                          4.01             5.90
-------------------------------------------------------------------------------

TOTAL RETURN (%) (C,D)                                (31.92)          (52.88)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%)

Ratio of expenses to average net assets (d)             1.24             2.37

Ratio of investment (loss)

   to average net assets (d)                            (.87)           (1.29)

Portfolio Turnover Rate (d)                            70.93           374.55
-------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                 16,016           26,805

(A) FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (Unaudited) (CONTINUED)

                                           Six Months Ended
                                            October 31, 2001      Year Ended
CLASS T SHARES                                   (Unaudited)  April 30, 2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    5.93              12.50

Investment Operations:

Investment (loss) (b)                                   (.00)(c)          (.09)

Net realized and unrealized gain
   (loss) on investments                               (1.89)            (6.48)

Total from Investment Operations                       (1.89)            (6.57)

Net asset value, end of period                          4.04              5.93
-------------------------------------------------------------------------------

TOTAL RETURN (%) (D,E)                                (31.87)           (52.56)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (e)             1.02              1.97

Ratio of net investment (loss)

   to average net assets (e)                            (.65)             (.88)

   Portfolio Turnover Rate (e)                         70.93            374.55
-------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                  2,578             3,775

(A) FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Nextech Fund (the "fund") is a separate diversified series of Dreyfus Premier Opportunity Funds, (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company, currently offering three series including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Finanicial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase. Class B shares automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the service offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and pre-

mium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,936 during the period ended October 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $10,922,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

30, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.50% of the value of the fund's average daily net assets and is payable monthly. After the funds first year of operations, it may vary from .50% to 2.50% depending on the fund's performance compared to the NASDAQ Composite Index.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2001, Class B, Class C and Class T shares were charged $212,843, $77,605 and $3,913 respectively, pursuant to the Plan.

(c) Under the Shareholder Service Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, Class A, Class B, Class C and Class T shares were charged $57,481, $70,948, $25,868 and $3,913, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $137,178 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2001, the fund was charged $13,299 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) During the period ended October 31, 2001, the fund incurred total brokerage commissions of $72,673 of which $15,928 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

(a) The following summarizes the amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended October 31, 2001:

                                      Purchases ($)             Sales ($)
--------------------------------------------------------------------------------

Long transactions                        78,858,165            90,925,495

Short sale transactions                  28,986,419            26,025,948

     TOTAL                              107,844,584           116,951,443

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At October 31, 2001, there were no securities sold short outstanding.

(b) At October 31, 2001, accumulated net unrealized depreciation on investments was $19,384,137, consisting of $10,811,433 gross unrealized appreciation and $30,195,570 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                  For More Information

                        Dreyfus Premier
                        NexTech Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  505SA1001



Dreyfus
Health Care Fund

SEMIANNUAL REPORT
October 31, 2001




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                        Dreyfus
                                                               Health Care Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This report for Dreyfus Health Care Fund covers the period from the fund's inception on June 29, 2001 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Matthew Jenkin and Lesley Marino.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that the investment environment will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Matthew Jenkin and Lesley Marino, Portfolio Managers

How did Dreyfus Health Care Fund perform relative to its benchmark?

In the time between the fund's inception on June 29, 2001 and the end of the semiannual reporting period on October 31, 2001, the fund produced a total return of -1.92% .(1) In comparison, the fund's benchmark, the Goldman Sachs Health Care Index, produced a total return of -0.84% for the same period.(2)

We attribute the fund' s modestly negative returns to a weakening economy and deteriorating investor sentiment. Nonetheless, health care stocks generally have held their value compared to the overall stock market during the current downturn.

However, we believe that the reporting period of approximately four months since the fund' s inception is too short a time to judge accurately the fund's performance. Especially because the fund invests in just one sector of the overall stock market, making it non-diversified, we encourage you to maintain a long-term perspective measured in full market cycles, which sometimes can last years.

What is the fund's investment approach?

The fund seeks long-term capital appreciation by investing primarily in the stocks of health care and health care-related companies. These companies may include businesses principally engaged in the design, manufacture or sale of products or services for medical, personal care or cosmetic use; the research and development of pharmaceutical products and services; the manufacture and distribution of biotechnology and biomedical products; and the operation of health care facilities.

When choosing investments, we first conduct a "top-down" analysis of macroeconomic and market trends affecting health care as well as changes in government regulation, technology, products and services. That analysis drives our sector allocation strategy, which determines the extent to which we will invest in the various industries that comprise

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the health care sector. Using a "bottom-up" security selection strategy, we then conduct extensive company-by-company research within those industries to identify those stocks that, in our opinion, have the best potential to achieve above-average earnings or revenue growth.

What other factors influenced the fund's performance?

While a weakening U.S. economy caused the prices of most stocks to fall during the reporting period, health care companies generally declined far less than companies in other industry groups. That's because people need medicine, hospitalization and other health care-related products and services regardless of economic conditions generally, making the health care sector relatively immune to economic downturns.

When the fund began operations at the end of June 2001, our "top-down" sector allocation strategy led us to emphasize the pharmaceutical, hospital, nursing home and specialty pharmaceutical industries. We chose to maintain above-average exposure to these industries relative to the fund's benchmark during the reporting period because we believed that they would enjoy consistent earnings growth and hold their value in an otherwise declining stock market. In addition, hospitals and nursing homes were rebounding from relatively low valuations after Medicare reimbursement rates were increased.

On the other hand, we maintained below-average exposure to managed care companies, primarily because of the potentially adverse effects of higher unemployment and accelerating medical costs. We also de-emphasized makers of medical devices and supplies because of a cyclical slowdown in orders for pacemakers, stents and defibrillators. The fund's exposure to biotechnology companies was about equal to its representation in the fund's benchmark and then increased substantially at the end of the summer as we approached a number of industry milestones such as major medical conferences and FDA drug approvals. By the end of the reporting period, we were overweighted in the biotechnology sector, focused on product-oriented companies with what we believed were strong fundamentals and newsflow. This can include announcing clinical data, completing clinical drug trials or announcements that a drug is moving toward commercialization.


Within each sector, we chose those companies that we believed would benefit most from industry-specific factors such as the regulatory and legislative environments, potential new product introductions, research and development pipelines, talented management teams and strong financial positions.

What is the fund's current strategy?

As of October 31, 2001, we have reduced the fund's holdings of large pharmaceutical companies by locking in profits on investments that we believe reached the high end of their valuation ranges. We also sold some pharmaceutical companies whose business fundamentals we believe had deteriorated, and we generally redeployed those assets to biotechnology companies. We focused on those biotechnology companies that recently reported favorable results in late-stage testing of potential new drugs. We also maintained our emphasis on companies that operate hospitals and nursing homes, focusing on those that we believe can increase revenues and earnings through the acquisition of independent, not-for-profit facilities.

We currently believe that the combination of an aging population and astounding new product innovations should reinforce health care's place in the vanguard of America's economic growth.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH APRIL 30, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE GOLDMAN SACHS HEALTH CARE INDEX IS A CAPITALIZATION-WEIGHTED INDEX DESIGNED AS A BENCHMARK FOR U.S.-TRADED SECURITIES IN THE HEALTH CARE SECTOR. THE INDEX INCLUDES COMPANIES IN THE FOLLOWING CATEGORIES: PROVIDERS OF HEALTH CARE-RELATED SERVICES, RESEARCHERS, MANUFACTURERS AND DISTRIBUTORS OF PHARMACEUTICALS, DRUGS AND RELATED SCIENCES, MEDICAL SUPPLIES, INSTRUMENTS AND PRODUCTS.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2001 (Unaudited)

STATEMENT OF INVESTMENTS



COMMON STOCKS--94.8%                                                                             Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--19.1%

Amgen                                                                                             1,050  (a)              59,661

CV Therapeutics                                                                                     480  (a)              18,931

Cubist Pharmaceuticals                                                                              550  (a)              22,165

Cytyc                                                                                               840  (a)              22,025

Genentech                                                                                         1,230  (a)              64,268

Gilead Sciences                                                                                     230  (a)              14,467

IDEC Pharmaceuticals                                                                                600  (a)              35,988

SICOR                                                                                             1,080  (a)              20,250

XOMA                                                                                              1,950  (a)              14,566

                                                                                                                         272,321

GENERIC DRUGS--.5%

Alpharma, Cl. A                                                                                     270                    7,479

HEALTH INDUSTRY SERVICES--1.8%

Laboratory Corporation of America                                                                   130  (a)              11,206

Quest Diagnostics                                                                                   220  (a)              14,384

                                                                                                                          25,590

HOSPITAL MANAGEMENT--7.0%

Beverly Enterprises                                                                               2,850  (a)              21,346

Community Health Care                                                                               550  (a)              13,750

DaVita                                                                                              670  (a)              12,194

HCA                                                                                                 660                   26,176

LifePoint Hospitals                                                                                 600  (a)              18,708

Province Healthcare                                                                                 300  (a)               8,265

                                                                                                                         100,439

MAJOR PHARMACEUTICALS--39.1%

Abbott Laboratories                                                                               1,550                   82,119

American Home Products                                                                              680                   37,964

Bristol-Myers Squibb                                                                              1,940                  103,693

Johnson & Johnson                                                                                   530                   30,692

Eli Lilly & Co.                                                                                     400                   30,600

Merck & Co.                                                                                       1,690                  107,839

Novartis, ADR                                                                                       680                   25,588

Pfizer                                                                                            2,990                  125,281

Schering-Plough                                                                                     400                   14,872

                                                                                                                         558,648

MANAGED HEALTH CARE--6.5%

Anthem                                                                                              400                   16,752

Express Scripts                                                                                     300  (a)              12,282


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MANAGED HEALTH CARE (CONTINUED)

Humana                                                                                            1,570  (a)              18,134

Manor Care                                                                                          300  (a)               7,008

UnitedHealth                                                                                        330                   21,697

Wellpoint Health Networks                                                                           160  (a)              17,854

                                                                                                                          93,727

MEDICAL DISTRIBUTORS--1.4%

Henry Schein                                                                                        590  (a)              19,912

MEDICAL ELECTRONICS--3.7%

Medtronic                                                                                         1,300                   52,390

MEDICAL SPECIALTIES--5.8%

Baxter International                                                                                870                   42,082

CIMA Labs                                                                                           170  (a)               9,189

Cerus                                                                                               200  (a)               9,186

Zimmer                                                                                              726                   22,441

                                                                                                                          82,898

MEDICAL/DENTAL DISTRIBUTORS--1.2%

PSS World Medical                                                                                 1,860  (a)              16,796

MEDICAL/NURSING SERVICES--1.2%

HEALTHSOUTH                                                                                         690  (a)               8,984

Lincare                                                                                             300  (a)               7,710

                                                                                                                          16,694

OTHER PHARMACEUTICALS--7.1%

Celgene                                                                                             680  (a)              22,386

Cell Therapeutics                                                                                   630  (a)              18,919

King Pharmaceuticals                                                                                410  (a)              15,986

Shire Pharmaceuticals, ADR                                                                          220  (a)               9,834

Teva Pharmaceutical Industries, ADR                                                                 190                   11,742

ViroPharma                                                                                          880  (a)              22,026

                                                                                                                         100,893

REAL ESTATE INVESTMENT TRUST--.4%

Ventas                                                                                              440                    5,478

TOTAL INVESTMENTS (cost $1,368,725)                                                                94.8%               1,353,265

CASH AND RECEIVABLES (NET)                                                                          5.2%                  73,560

NET ASSETS                                                                                        100.0%               1,426,825

(A)  NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,368,725    1,353,265

Cash                                                                     58,432

Receivable for investment securities sold                               114,427

Dividends receivable                                                      1,000

Prepaid expenses                                                         12,075

Due from The Dreyfus Corporation and affliliates                          1,622

                                                                      1,540,821
-------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                             105,751

Accrued expenses                                                          8,245

                                                                        113,996
-------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,426,825
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       1,448,860

Accumulated investment (loss)                                           (2,651)

Accumulated net realized gain (loss) on investments                     (3,924)

Accumulated net unrealized appreciation (depreciation)

  on investments--Note 4                                               (15,460)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,426,825
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)

                                                                        116,390

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   12.26

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

From June 29, 2001 (commencement of operations) to October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $2 foreign taxes withheld at source)              3,015

Interest                                                                 1,177

TOTAL INCOME                                                             4,192

EXPENSES:

Management fee--Note 3(a)                                                3,733

Registration fees                                                        7,717

Auditing fees                                                            6,227

Custodian fees--Note 3(b)                                                1,856

Prospectus and shareholders' reports                                     1,653

Shareholder servicing costs--Note 3(b)                                   1,106

Trustees' fees and expenses--Note 3(c)                                     282

Legal fees                                                                 200

Miscellaneous                                                              433

TOTAL EXPENSES                                                          23,207

Less--expense reimbursement from The Dreyfus Corporation

  due to undertaking--Note 3(a)                                       (16,364)

NET EXPENSES                                                             6,843

INVESTMENT (LOSS)                                                      (2,651)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                (3,924)

Net unrealized appreciation (depreciation) on investments             (15,460)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (19,384)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (22,035)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

From June 29, 2001 (commencement of operations) to October 31, 2001

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                                      (2,651)

Net realized gain (loss) on investments                                (3,924)

Net unrealized appreciation
  (depreciation) on investments                                       (15,460)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       (22,035)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                                        1,588,530

Cost of shares redeemed                                              (139,670)

INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST
TRANSACTIONS                                                         1,448,860

TOTAL INCREASE (DECREASE) IN NET ASSETS                              1,426,825
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        1,426,825
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                            127,562

Shares redeemed                                                       (11,172)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          116,390

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS (Unaudited)

The following table describes the performance for the fiscal period from June 29, 2001 (commencement of operations) to October 31, 2001. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  12.50

Investment Operations:

Investment (loss)                                                  (.03)(a)

Net realized and unrealized
  gain (loss) on investments                                          (.21)

Total from Investment Operations                                      (.24)

Net asset value, end of period                                        12.26
-------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  (1.92)(b)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              .57(b)

Ratio of investment (loss)
  to average net assets                                            (.22)(b)

Decrease reflected in above expense ratios
  due to undertakings by The Dreyfus Corporation                    1.35(b)

Portfolio Turnover Rate                                            72.94(b)
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 1,427

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Health Care Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund, which commenced operations on June 29, 2001. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., (the "Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge. The fiscal year end of the fund is April 30.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As of October 31, 2001, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 80,000 shares of the fund.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $373 during the period ended October 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions.

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, from June 29, 2001 through April 30, 2002, to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees and extraordinary expenses, exceed an annual rate of 1.65% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $16,364 during the period ended October 31, 2001.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, the fund was charged $1,037 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $20 pursuant to the transfer agency agreement.


The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2001, the fund was charged $1,856 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $2,082,038 and $709,463, respectively.

At October 31, 2001, accumulated net unrealized depreciation on investments was $15,460, consisting of $44,322 gross unrealized appreciation and $59,782 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                     For More Information

                        Dreyfus Health Care Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  091SA1001